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[LOGO]                                                                  GE Funds
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                         SUPPLEMENT DATED JUNE 25, 1999
                    TO THE PROSPECTUS DATED JANUARY 30, 1999

The following supplements information contained in the section titled "How to Invest - Choosing a Share Class" on page 66 of the Prospectus:

Summary of the Redesignation

The Board of Trustees recently approved a plan to revise the share class structure of the GE Funds (other than the GE Money Market Fund) effective as of the close of business on September 17, 1999 (the "Redesignation"). The Redesignation will redesignate Class C shares as Class A shares. Rule 12b-1 fees payable by Class A shareholders will be reduced from 50 basis points to 25 basis points. GE employees, retirees and their family members eligible to purchase Class C shares will continue to enjoy the same pricing structure as they do currently, but after the Redesignation will own Class A shares if they currently hold Class C shares or be eligible to purchase Class A shares on a load-waived basis. The existing Class C shares will no longer be offered. Class B shareholders, whose shares are automatically converted into Class A after the applicable holding period, will not experience a change to their class but will benefit from the reduced Rule 12b-1 fees charged to Class A shares following the conclusion of the applicable Class B holding period. Class D shares will be renamed Class Y consistent with industry standards for institutional classes. There will be no other changes to Class D shares.

We wish to emphasize that for investors currently eligible to acquire Class C shares, the fee structure of the resulting class will be identical to existing Class C, and there will be no front-end sales charges imposed on purchases by those investors.

The Redesignation will be effected as a non-taxable exchange of shares. The GE Money Market Fund will not be affected by the Redesignation. The following chart describes your share class before and after the Redesignation, and highlights in bold the key differences

                             BEFORE                               AFTER
CLASS A INVESTORS   o hold shares named Class A          o hold shares named Class A
                      initial sales charge,              o initial sales charge,
                      subject to certain waivers           subject to certain waivers
                    o 0.50% Rule 12b-1 fee               o 0.25% Rule 12b-1 fee

CLASS B INVESTORS   o no initial sales charge            o no initial sales charge
                    o 1.00% Rule 12b-1 fee               o 1.00% Rule 12b-1 fee
                    o declining contingent deferred      o declining contingent deferred
                    o sales charge                       o sales charge
                    o converts to Class A shares         o converts to Class A shares
                      with 0.50% Rule 12b-1 fee after      with 0.25% Rule 12b-1 fee after
                      applicable holding period            applicable holding period

CLASS C INVESTORS   o hold shares named Class C          o hold shares named Class A
                    o no initial sales charge            o initial sales charge waived for GE
                    o 0.25% Rule 12b-1 fee                 employees, retirees and their families
                                                         o 0.25% Rule 12b-1 fee

CLASS D INVESTORS   o hold shares named Class D          o hold shares named Class Y

The following amends and restates the second paragraph of the description of Miller Anderson & Sherrerd, LLP, the sub-adviser to the GE High Yield Fund, appearing on page 59 of the Prospectus:

Robert E. Angevine, Thomas L. Bennett, Stephen F. Esser and Gordon W. Loery are co-portfolio managers of the GE High Yield Fund. Mr. Angevine has more than 18 years of investment experience and joined Morgan Stanley Dean Witter Investment Management Inc., an affiliate of MAS, in 1988. Mr. Angevine is currently a Principal of Morgan Stanley & Co. Incorporated. Mr. Bennett has more than 19 years of investment experience and joined MAS in 1984. Mr. Bennett is currently a Managing Director of Morgan Stanley & Co. Incorporated. Mr. Esser has more than 13 years of investment experience and joined MAS in 1988. Mr. Esser is currently a Managing Director of Morgan Stanley & Co. Incorporated. Mr. Loery joined MAS in 1996 and is currently a Principal of Morgan Stanley Dean Witter. He served as a Fixed Income Analyst at Morgan Stanley Asset Management Inc. from 1990 to 1996 and served as a Fixed Income Analyst at MAS from 1996 to 1999.

GEF-PRO1-37